EXHIBIT 10.28

                                                        PROMISSORY NOTE

---------------------- -------------------- -------------- ------------ -------------- --------------- ------------- ---------------
      PRINCIPAL             LOAN DATE         MATURITY       LOAN NO      CALL/COLL       ACCOUNT        OFFICER         INITIALS
     $900,000.00           04-17-2003        06-30-2004       9004                        5235782          M4H
---------------------- -------------------- -------------- ------------ -------------- --------------- ------------- ---------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above "***" has been omitted due to text length limitations.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER:    TELE DIGITAL DEVELOPMENT, INC.; RICHARD W               LENDER:   ASSOCIATED BANK MINNESOTA, NATIONAL
             PERKINS; RICHARD W PERKINS REVOCABLE                              ASSOCIATION
             TRUST; AND WAYNE MILLS                                            1801 RIVERSIDE AVENUE
             1325 E 79TH ST STE 6                                              MINNEAPOLIS, MN 55454
             BLOOMINGTON, MN 55425

====================================================================================================================================

PRINCIPAL AMOUNT:  $900,000.00                       INITIAL RATE:  7.250%                             DATE OF NOTE:  APRIL 17, 2003

PROMISE TO PAY. TELE DIGITAL DEVELOPMENT, INC.; RICHARD W PERKINS; RICHARD W PERKINS REVOCABLE TRUST; AND WAYNE MILLS ("BORROWER")
JOINTLY AND SEVERALLY PROMISE TO PAY TO ASSOCIATED BANK MINNESOTA, NATIONAL ASSOCIATION ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE
UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF NINE HUNDRED THOUSAND & 00/100 DOLLARS ($900,000.00) OR SO MUCH AS MAY BE
OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM
THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ACCORDANCE WITH THE FOLLOWING PAYMENT SCHEDULE:

         SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN IN ACCORDANCE WITH
         THE FOLLOWING PAYMENT SCHEDULE: 13 MONTHLY CONSECUTIVE INTEREST PAYMENTS, BEGINNING MAY 31, 2003, WITH INTEREST
         CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE BASED ON THE ASSOCIATED BANK PRIME RATE (CURRENTLY
         4.250%), PLUS A MARGIN OF 3.000 PERCENTAGE POINTS, RESULTING IN AN INITIAL INTEREST RATE OF 7.250%; THREE
         QUARTERLY CONSECUTIVE PRINCIPAL PAYMENTS OF $50,000.00 EACH, BEGINNING JULY 31, 2003, WITH INTEREST CALCULATED ON
         THE UNPAID BALANCES AT AN INTEREST RATE BASED ON THE ASSOCIATED BANK PRIME RATE - DAILY (CURRENTLY 4.25%), PLUS A
         MARGIN OF 3.000 PERCENTAGE POINTS, RESULTING IN AN INITIAL INTEREST RATE OF 7.250%; ONE PRINCIPAL PAYMENT OF
         $75,000.00 ON APRIL 30, 2004, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE BASED
         ON THE ASSOCIATED BANK PRIME RATE (CURRENTLY 4.250%), PLUS A MARGIN OF 3.000 PERCENTAGE POINTS, RESULTING IN AN
         INITIAL INTEREST RATE OF 7.250%; AND ONE PRINCIPAL AND INTEREST PAYMENT OF $679,078.13 ON JUNE 30, 2004, WITH
         INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCES AT AN INTEREST RATE BASED ON THE ASSOCIATED BANK PRIME RATE
         (CURRENTLY 4.250%), PLUS A MARGIN OF 3.000 PERCENTAGE POINTS, RESULTING IN AN INITIAL INTEREST RATE OF 7.250%.
         THIS ESTIMATED FINAL PAYMENT IS BASED ON THE ASSUMPTION THAT ALL PAYMENTS WILL BE MADE EXACTLY AS SCHEDULED AND
         THAT THE INDEX DOES NOT CHANGE; THE ACTUAL FINAL PAYMENT WILL BE FOR ALL PRINCIPAL AND ACCRUED INTEREST NOT YET
         PAID, TOGETHER WITH ANY OTHER UNPAID AMOUNTS UNDER THIS NOTE.

UNLESS OTHERWISE AGREED OR REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ACCRUED UNPAID INTEREST, THEN TO PRINCIPAL,
AND ANY REMAINING AMOUNT TO ANY UNPAID COLLECTION COSTS AND LATE CHARGES. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A
365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING
PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. BORROWER WILL PAY LENDER AT
LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an Index which is
Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each DAY.
Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 4.250% PER ANNUM. THE INTEREST
RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, ADJUSTED IF NECESSARY FOR ANY
MINIMUM AND MAXIMUM RATE LIMITATIONS DESCRIBED BELOW, RESULTING IN AN INITIAL RATE OF 7.250% PER ANNUM. NOTWITHSTANDING THE
FOREGOING, THE VARIABLE INTEREST RATE OR RATES PROVIDED FOR IN THIS NOTE WILL BE SUBJECT TO THE FOLLOWING MINIMUM AND MAXIMUM RATES.
NOTICE: Under no circumstances will the interest rate on this Note be less than 7.250% per annum or more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law.
Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full," "without recourse," or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: ASSOCIATED BANK MINNESOTA, NATIONAL ASSOCIATION; 1801 RIVERSIDE AVENUE;
MINNEAPOLIS, MN 55454.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note to 5.000 percentage points over the Index. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

PAYMENT DEFAULT.  Borrower fails to make any payment when due under this Note.

OTHER DEFAULTS. Borrower falls to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of
Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

                                                                   EXHIBIT 10.28

                                                        PROMISSORY NOTE
                                                          (CONTINUED)
LOAN NO: 9004                                                                                                                 PAGE 2
====================================================================================================================================
INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this
Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death,
Lender, at its option, may, but shall not be required to, permit the guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

INSECURITY. Lender in good faith believes itself insecure.

CURE PROVISIONS. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default. Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay
Lender that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees, expenses for bankruptcy proceedings
(including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF
MINNESOTA. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF MINNESOTA.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender
(whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of
Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure.

INITIAL NOTE RATE PROVISION.  The Initial Note Rate is as of April 17, 2003.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Each
Borrower understands and agrees that, with or without notice to Borrower, Lender may with respect to any other Borrower (a) make one or more additional secured or unsecured loans or otherwise extend additional credit; (b) alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms any indebtedness, including increases and decreases of the rate of interest on the indebtedness; (c) exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any security, with or without the substitution of new collateral; (d) apply such security and direct the order or manner of sale thereof, including without limitation, any non-judicial sale permitted by the terms of the controlling security agreements, as
Lender in its discretion may determine; (e) release substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; and (f) determine how, when and what application of payments and credits shall be made on any other indebtedness owing by such other Borrower. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this
Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that
Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or
impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by
Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

SECTION DISCLOSURE. This loan is made under Minnesota Statutes, Section 47.59.

                                                                   EXHIBIT 10.28

                                                        PROMISSORY NOTE
                                                          (CONTINUED)
LOAN NO: 9004                                                                                                                 PAGE 3
====================================================================================================================================

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE
PROVISIONS. EACH BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:


TELE DIGITAL DEVELOPMENT, INC.

BY:  /S/ RICHARD L. BARNABY
   ----------------------------------------------
     RICHARD BARNABY, CEO/PRESIDENT OF TELE
     DIGITAL DEVELOPMENT, INC.


X    /S/ R.W. PERKINS
   ----------------------------------------------
     RICHARD W PERKINS, INDIVIDUALLY


RICHARD W PERKINS REVOCABLE TRUST

BY:  /S/ R.W. PERKINS
   ----------------------------------------------
     RICHARD W PERKINS, TRUSTEE OF RICHARD W
     PERKINS REVOCABLE TRUST


X    /S/ W.W. MILLS
   ----------------------------------------------
     WAYNE MILLS, INDIVIDUALLY

====================================================================================================================================

                                                                   EXHIBIT 10.28

                                                   DISBURSEMENT REQUEST AND AUTHORIZATION

---------------------- -------------------- -------------- ------------ -------------- --------------- ------------- ---------------
      PRINCIPAL             LOAN DATE         MATURITY       LOAN NO      CALL/COLL       ACCOUNT        OFFICER         INITIALS
     $900,000.00           04-17-2003        06-30-2004       9004                        5235782          M4H
---------------------- -------------------- -------------- ------------ -------------- --------------- ------------- ---------------
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above "***" has been omitted due to text length limitations.
------------------------------------------------------------------------------------------------------------------------------------
BORROWER:    TELE DIGITAL DEVELOPMENT, INC.; RICHARD W               LENDER:   ASSOCIATED BANK MINNESOTA, NATIONAL
             PERKINS; RICHARD W PERKINS REVOCABLE                              ASSOCIATION
             TRUST; AND WAYNE MILLS                                            1801 RIVERSIDE AVENUE
             1325 E 79TH ST STE 6                                              MINNEAPOLIS, MN 55454
             BLOOMINGTON, MN 55425

====================================================================================================================================

LOAN TYPE. This is a Variable Rate Nondisclosable Draw Down Line of Credit Loan to 2 Individuals, a Corporation and a Trust for
$900,000.00 due on June 30, 2004. The reference rate (ASSOCIATED BANK PRIME RATE - DAILY, with an interest rate floor of 7.250%
currently 4.250%), resulting in an initial rate of 7.250.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

      [ ]  MAINTENANCE OF BORROWER'S PRIMARY RESIDENCE.

      [ ]  PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR PERSONAL INVESTMENT.

      [ ]  AGRICULTURAL PURPOSES.

      [X]  BUSINESS PURPOSES.

SPECIFIC PURPOSE.  The specific purpose of this loan is:  PROVIDE WORKING CAPITAL.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $900,000.00 as follows:

                           AMOUNT PAID TO BORROWER DIRECTLY: $

                                    UNDISBURSED FUNDS:                                                $100,000.00

                           AMOUNT PAID ON BORROWER'S ACCOUNT:                                         $800,000.00
                                    $800,000.00 Payment on Loan # 5235782-9002                        ___________

                           NOTE PRINCIPAL:                                                            $900,000.00

CHARGES PAID IN CASH.  Borrower has paid or will pay in cash as agreed the following charges:

                           PREPAID FINANCE CHARGES PAID IN CASH:                                        $5,000.00
                                    $5,000.00 Renewal Fee

                           OTHER CHARGES PAID IN CASH:                                                  $1,786.66
                                    $1,766.66 interest on Note # 5235782-9002 through April 17,
                                    2003                                                              ___________

                           TOTAL CHARGES PAID IN CASH:                                                  $6,766.66

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 2283010920 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE
IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S
MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED APRIL 17, 2003.

                                                                   EXHIBIT 10.28

                                                   DISBURSEMENT REQUEST AND AUTHORIZATION
                                                                (CONTINUED)
LOAN NO: 9004                                                                                                                 PAGE 2
====================================================================================================================================
BORROWER:


TELE DIGITAL DEVELOPMENT, INC.

BY:  /S/ RICHARD L. BARNABY
   -----------------------------------------------
     RICHARD BARNABY, CEO/PRESIDENT OF TELE
     DIGITAL DEVELOPMENT, INC.


X    /S/ R.W. PERKINS
   -----------------------------------------------
     RICHARD W PERKINS, INDIVIDUALLY


RICHARD W PERKINS REVOCABLE TRUST

BY:  /S/ R.W. PERKINS
   -----------------------------------------------
     RICHARD W PERKINS, TRUSTEE OF RICHARD W
     PERKINS REVOCABLE TRUST


X    /S/ W.W. MILLS
   -----------------------------------------------
     WAYNE MILLS, INDIVIDUALLY